SECTION 906 CERTIFICATION OF CFO

                                  Exhibit 32.2

                CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Inyx, Inc. (the "Company") on Form 10-QSB/A for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Hamerski, Vice President and Chief Financial Officer of the small business issuer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the small business issuer.



/s/ John Hamerski
-------------------
John Hamerski
Vice President and Chief Financial Officer


April 21, 2005
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Date